Ex-99.17(b)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Frank J. Fabozzi, whose signature appears below, constitutes and appoints John M. Smith, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for GBG FUNDS, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


                                                /s/ FRANK J. FABOZZI
                                       ----------------------------------------
                                                     Signature

Dated: April 15, 1996

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John C. Angle, whose signature appears below, constitutes and appoints John M. Smith, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for GBG FUNDS, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


                                                /s/ JOHN C. ANGLE
                                       ----------------------------------------
                                                     Signature

Dated: April 16, 1996

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Leo R. Futia, whose signature appears below, constitutes and appoints John M. Smith, Joseph A. Caruso and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for GBG FUNDS, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


                                                /s/ Leo R. Futia
                                       ----------------------------------------
                                                   Signature

Dated: April 15, 1996